                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph P. Ciavarella, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of Langer, Inc. on Form 10-Q for the three months ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that information contained in such Quarterly Report on
Form 10-Q fairly presents in all material respects the financial condition and results of operations of Langer, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.

August 12, 2004                                  By:    /s/ Joseph P. Ciavarella
                                                        ------------------------
                                                 Name:  Joseph P. Ciavarella
                                                 Title: Vice President and
                                                        Chief Financial Officer